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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 23, 2002
                                 Date of Report
                        (Date of earliest event reported)

                           WABASH NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                      1-10883                52-1375208
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)

                           1000 Sagamore Parkway South
                               Lafayette, Indiana
                    (Address of principal executive offices)

                                      47905
                                   (Zip Code)

                                 (765) 771-5300
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On April 23, 2002, the registrant announced, effective May 6, 2002, the appointment of William P. Greubel to the offices of President and Chief Executive Officer and to the Board of Directors. The press release announcing the appointment is attached hereto as Exhibit 99.1


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)    Exhibits.

         99.1   Press Release dated April 23, 2002.










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  WABASH NATIONAL CORPORATION


Date:  April 26, 2002             By:  /s/ MARK R. HOLDEN
                                       -----------------------------------------
                                       Mark R. Holden
                                       Vice President - Chief Financial Officer
                                       (Principal Financial Officer and
                                       Principal Accounting Officer)












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